               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                                   (METFLEX)

                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                       SUPPLEMENT DATED JANUARY 3, 2006
                                      TO
                         PROSPECTUS DATED MAY 1, 2005

This supplement updates certain information in the prospectus for your MetFlex Flexible Premium Variable Life Insurance Policy dated May 1, 2005, as supplemented. You should read and retain this supplement.

The following paragraphs replace the corresponding paragraphs that appear under SALES OF POLICIES in the prospectus:

   We pay commissions to representatives (or the broker-dealers through which they are registered) for the sale of our products. Effective January 3, 2006, we pay commissions to MetLife sales representatives for the products they sell and service based on a "gross dealer concession" model. The gross dealer concession for the Policies varies based on the Policy year and on whether the amount of premiums paid in a Policy year is greater or less than the Policy's Target Premium. The Target Premium is shown in your Policy. In the first Policy year, the gross dealer concession is 28% of premiums paid up to the amount of the Target Premium, and 2.5% of premiums paid in excess of the Target Premium; in Policy years 2 through 4, the gross dealer concession is 8.25% of premiums paid up to the amount of the Target Premium and 2.5% of any excess; in Policy year 5 and later, the gross dealer concession is 2.5% of all premiums paid; and in Policy year 8 and thereafter a gross dealer concession of 0.1% is paid on Policy's cash value. A sales representative may be entitled to all or a portion of the gross dealer concession for selling and servicing the Policy based on a formula that takes into consideration the amount of proprietary products that the sales representative sells and services. Proprietary products are products issued by us and our affiliates. Because sales of proprietary products are a factor in determining the percentage of gross dealer concession to which a sales representative is entitled, sales representatives have an incentive to favor the sale of the Policies over other similar products issued by non-affiliates. The commissions we pay to affiliated and unaffiliated broker-dealers for the sale of the Policies is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that is paid with respect to sales made through MetLife sales representatives. The portion of the commissions that the broker dealer passes through to its sales representatives is determined in accordance with the broker-dealer's internal compensation program.

   Receipt of the cash and non-cash compensation described above may provide MetLife sales representatives and their managers, and the sales representatives and managers of our affiliates, with an incentive to favor the sale of the Policies over similar products issued by non-affiliates.